SCHEDULE 14C INFORMATION STATEMENT
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

[X] Filed by the Registrant [ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Information Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Information Statement

                          Full Circle Promotions, Inc.
--------------------------------------------------------------------------------
                        Commission File Number: 000-50282

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:____________________________________________
2) Aggregate number of securities to which transaction applies:_____________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ___________________
4) Proposed maximum aggregate value of transaction:__________________
5) Total fee paid:_______________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:______________________________
2)       Form, Schedule or Registration Statement No.:____________
3)       Filing Party:________________________________________
4)       Date Filed:_________________________________________




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


                          Full Circle Promotions, Inc.
                          3375 Toopal Drive, Suite 101
                               Oceanside, CA 92054

                            NOTICE OF ACTION TAKEN BY
                           WRITTEN CONSENT OF MAJORITY
                                  SHAREHOLDERS

DEAR SHAREHOLDERS:

    We are writing to advise you that Full Circle Promotions, Inc. will change its name to Cirracor, Inc. The name change was approved on May 4, 2004, by unanimous approval of our Board of Directors. In addition, Sean Connelly, our secretary and one of our directors and who holds a majority of our issued and outstanding common stock, approved the name change by written consent in lieu of a meeting on May 4, 2004, in accordance with the relevant sections of Nevada Revised Statutes. The name change will not be effective until we amend our Articles of Incorporation by filing a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State. We intend to file the Certificate of Amendment twenty days after this information statement is first mailed to our shareholders.

     Our purpose in changing our name to Cirracor, Inc. is to use our new corporate name as a branding tool for all of our products and services, including new products that we intend to offer. We feel that the new identity will create a more attractive brand name than our current name. We hope that this action will increase our profitability and the total value of the corporation to our investors.

    No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934. This information statement is being mailed to you on or about ____________ 2004.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


By order of the Board of Directors,


-----------------------
Reed Fisher
PRESIDENT

Oceanside, California
________________, 2004



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                          Full Circle Promotions, Inc.
                          3375 Toopal Drive, Suite 101
                               Oceanside, CA 92054

                         INFORMATION STATEMENT REGARDING
                       ACTION TAKEN BY WRITTEN CONSENT OF
                            MAJORITY OF SHAREHOLDERS

We are furnishing this shareholder information statement to you to provide you with information and a description of an action taken by written consent of our majority shareholder, on May 4, 2004, in accordance with the relevant Sections of the Nevada Revised Statutes. This action was taken by Sean Connelly, who owns in excess of the required majority of our outstanding common stock necessary for the adoption of the action. Mr. Connelly is our secretary and one of our directors.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about __________, 2004 to shareholders of record on May 4, 2004. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

GENERAL

On May 4, 2004, our Board of Directors unanimously approved, subject to shareholder approval, an amendment to our Articles of Incorporation to change our corporate name to "Cirracor, Inc." On May 4, 2004, Sean Connelly, a shareholder who owns in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved the name change by action taken by written consent. Mr. Connelly is also our secretary and one of our directors. The full text of the proposed amendment to the Articles of Incorporation is attached hereto as Exhibit A.

PURPOSE OF CHANGE IN NAME OF THE CORPORATION

Our Board of Directors believes it is desirable to change the name of the Company to "Cirracor, Inc." Our purpose in changing the name is to use our new corporate name as a branding tool for all of our products and services, including new products that we intend to offer. We believe that the new identity will create a more attractive brand name than our current name. We hope that this action will increase our profitability and the total value of the corporation to our investors.

PROCEDURE FOR APPROVAL OF NAME CHANGE; VOTE REQUIRED

The Nevada Revised Statutes requires that, in order for us to amend our Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote. The Nevada Revised Statutes also provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.


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


On May 4, 2004, the record date for determination of the shareholders entitled to receive this Information Statement, there were 3,520,250 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the name change. Our Board, by its unanimous written consent, adopted resolutions approving an amendment to our Articles of Incorporation to effect the name change. By action of written consent, dated May 4, 2004, Sean Connelly, who owns 2,500,000 shares of the issued and outstanding shares of our common stock, or 71% of the issued and outstanding shares of our common stock, approved the name change. Mr. Connelly is also our secretary and one of our directors.

EFFECTIVE DATE OF AMENDMENT

The amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of the Certificate of Amendment to our Articles of Incorporation, attached hereto as Exhibit A. We intend to file the Certificate of Amendment twenty days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF FULL CIRCLE PROMOTIONS, INC. STOCK

The change in the name of Full Circle Promotions, Inc. will be reflected in its stock records by book-entry in Full Circle Promotions, Inc.'s records. For those shareholders that hold physical certificates, please do not destroy or send to Full Circle Promotions, Inc. your common stock certificates. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

DISSENTER'S RIGHTS

The Nevada Revised Statutes do not provide for dissenters' right of appraisal in connection with the name change.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed name change, which is not shared by all other shareholders of Full Circle Promotions, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of May 4, 2004, except as noted in the footnotes below, by:

o Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;
o  Each of our executive officers;
o  Each of our directors; and
o  All of our executive officers and directors as a group.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of May 4, 2004, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage


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ownership of any other person. As of May 4, 2004, there were 3,520,250 shares of our common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder's name, subject to community property laws, where applicable. The address of each shareholder is listed in the table

====================== =================================== =============================== ===========================
Title of Class         Name and Address of Beneficial      Amount and Nature of                 Percent of Class
                       Owner                               Beneficial Owner
---------------------- ----------------------------------- ------------------------------- ---------------------------
Common Stock           Reed Fisher                                   no shares                         0%
                       3375 Toopal Drive, Suite 101             president, director
                       Oceanside, CA  92054
---------------------- ----------------------------------- ------------------------------- ---------------------------
Common Stock           Sean Connelly                              2,500,000 shares                    71%
                       3375 Toopal Drive, Suite 101              secretary, director
                       Oceanside, CA  92054
---------------------- ----------------------------------- ------------------------------- ---------------------------
Common Stock           All directors and named executive          2,500,000 shares                    71%
                       officers as a group
====================== =================================== =============================== ===========================




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                                    Exhibit A

                            CERTIFICATE OF AMENDMENT
                         TO ARTICLES OF INCORPORATION OF
                       FULL CIRCLE PROMOTIONS, INC. INC.,
                              a Nevada corporation

         Pursuant to the provisions of the Nevada Revised Statutes, Full Circle Promotions, Inc., a Nevada corporation, adopts the following amendment to its Articles of Incorporation.

         1. The undersigned hereby certifies that on the ___ day of ________, 2004, acting by written consent without a meeting, in accordance with the provisions of Section 78.315 of the Nevada Revised Statutes and Section 2 of the Bylaws of this Corporation, the Board of Directors approved, consented to, affirmed, and adopted the following resolution:

         BE IT RESOLVED, that the Secretary of the corporation is hereby ordered and directed to obtain at least a majority of the voting power of the outstanding stock of the corporation for the following purpose:

         To amend Article I of the corporation's Articles of Incorporation to provide that the name of the corporation shall be changed from Full Circle Promotions, Inc. to Cirracor, Inc.

         2. Pursuant to the provisions of the Nevada Revised Statutes, at least a majority of Full Circle Promotions, Inc.'s shares entitled to vote, voted in favor of the adoption of the Amendment to Article I of the Articles of Incorporation as follows:

                  Article 1. The name of this corporation is Cirracor, Inc.

         In witness whereof, the undersigned being the President and Secretary of Full Circle Promotions, Inc., a Nevada corporation, hereunto affix their signatures this ___ day of __________, 2004.


                                  Full Circle Promotions, Inc.

                         By:
                                  --------------------------------------------
                                  Reed Fisher, President

                         By:
                                  --------------------------------------------
                                  Sean Connelly, Secretary